UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                February 11, 1999
                         ---------------------------
                Date of Report (Date of earliest event reported)


                          UNION NATIONAL BANCORP, INC.



      Maryland                          000-22523                52-1862338
--------------------------           --------------             -----------
(State or other jurisdiction     (Commission file number)      (IRS Employer
    of incorporation or                                    Identification No.)
     Organization)

117 East Main Street, Westminster, Maryland                      21157
---------------------------------------------                   -------
   (Address of Principal Executive Office)                     (Zip Code)


Registrant's telephone number, including area code  (410) 848-7200
                                                    --------------

Item 1. Changes in Control of Registrant.

          Not  Applicable.

Item 2. Acquisition or Disposition of Assets.

          Not  Applicable.

Item 3. Bankruptcy or Receivership.

          Not  Applicable.

Item 4. Changes in Registrant's Certifying Accountant.

          Not  Applicable.

Item 5. Other Events.

          On February 11, 1999, the Registrant entered into a letter of intent with Barnes-Bollinger Insurance Services, Inc. On February 16, 1999, the Registrant issued a press release announcing its intent to acquire Barnes-Bollinger Insurance Services, Inc., a local insurance agency in Carroll County. The parties expect to enter into a definitive agreement within the next 60 days.

Item 6. Resignations of Registrant's Directors.

          Not Applicable.

Item 7. Financial Statements and Exhibits.

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Exhibits:

               99   Press Release of  Registrant,  dated  February 16, 1999, re:
                    Letter of Intent.

Item 8. Change in Fiscal Year.

          Not  Applicable.

Item 9. Sales of Equity Securities Pursuant to Regulation S

          Not  Applicable.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              UNION NATIONAL BANCORP, INC.



Dated: February 17, 1999                  By:  /s/ Virginia W. Smith
                                               -------------------------
                                               Virginia W. Smith, President

                                  EXHIBIT INDEX

                                                                 Page Number
                                                                 in Manually
Exhibit                                                        Signed Original
-------                                                        ---------------


  99 Press Release: Union National Bancorp Announces Intent to Acquire Barnes-Bollinger Insurance Services, Inc.

                                        5